                                                                    EXHIBIT 24.1

                                  DIRECTORS OF
                            NATIONAL PROCESSING, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1997, with the Securities and Exchange Commission hereby constitutes and appoints David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 26th day of March, 1998.


 /S/ Robert E. Showalter                  President and Chief Executive Officer
 -------------------------------------    (Principal Executive Officer)
 Robert E. Showalter

                                                                    EXHIBIT 24.1


                                 DIRECTORS OF
                            NATIONAL PROCESSING, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1997, with the Securities and Exchange Commission hereby constitutes and appoints David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 26th day of March, 1998.

   /S/ James R. Bell III                                Director
----------------------------------
   James R. Bell III

                                                                    EXHIBIT 24.1

                                 DIRECTORS OF
                            NATIONAL PROCESSING, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1997, with the Securities and Exchange Commission hereby constitutes and appoints David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 26th day of March, 1998.

         /S/ Christos M. Cotsakos                    Director
------------------------------------------------
         Christos M. Cotsakos

                                                                    EXHIBIT 24.1


                                  DIRECTORS OF
                            NATIONAL PROCESSING, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1997, with the Securities and Exchange Commission hereby constitutes and appoints David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 26th day of March, 1998.

         /S/ Aureliano Gonzalez-Baz                  Director
--------------------------------------------------
         Aureliano Gonzalez-Baz

                                                                    EXHIBIT 24.1

                                  DIRECTORS OF
                            NATIONAL PROCESSING, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1997, with the Securities and Exchange Commission hereby constitutes and appoints David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 26th day of March, 1998.

                                                     Director
-----------------------------------------------
         Delroy R. Hayunga

                                                                    EXHIBIT 24.1

                                 DIRECTORS OF
                            NATIONAL PROCESSING, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1997, with the Securities and Exchange Commission hereby constitutes and appoints David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 26th day of March, 1998.

                                                     Director
------------------------------------------------
         Preston B. Heller, Jr.

                                                                    EXHIBIT 24.1


                                  DIRECTORS OF
                            NATIONAL PROCESSING, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Director of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1997, with the Securities and Exchange Commission hereby constitutes and appoints David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 26th day of March, 1998.

         /S/ Robert G. Siefers                                Director
------------------------------------------------------
         Robert G. Siefers